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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported)      June 15, 2001
                                                             ----------------

         Commission file number   333-76723
                                ------------

                                 SIMMONS COMPANY
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             (Exact name of registrant as specified in its charter)

             Delaware                                   06-1007444
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

One Concourse Parkway, Suite 800, Atlanta, Georgia           30328-6188
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code       (770) 512-7700
                                                     -----------------------




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ITEM 9.  REGULATION FD DISCLOSURE

         On June 14, 2001, the Registrant issued a press release reporting it had received a patent from the United States Patent & Trademark Office on its one-sided mattress design. The press release is furnished as exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

c)       Exhibits. The following exhibits are furnished with this report:

         99.1     Press release dated June 14, 2001




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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                 SIMMONS COMPANY

By:           /s/ William S. Creekmuir
         -----------------------------------------------------
                  William S. Creekmuir
         Executive Vice President and Chief Financial Officer

Date:    June 15, 2001















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                                  EXHIBIT INDEX

Exhibit
Number                     Exhibit Name
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99.1                       Press Release dated June 14, 2001